UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2026, the board of directors ("Board") of Ameresco, Inc. (the "Company") appointed Brian Cox as a class III director of the Company, effective as of August 1, 2026. The term of the Company’s class III directors, including Mr. Cox, expires on the date of the Company’s annual meeting of stockholders to be held in 2028 and until the election and qualification of successor directors.
Mr. Cox, 53, has over 20 years of experience of the data center energy infrastructure industry and is the founder and former chief executive officer of STACK Infrastructure Holdings ("STACK"), a global digital infrastructure platform. Prior to founding STACK, he served as Chief Operating Officer and Chief Financial Officer at Cologix, Inc. and held leadership positions at Tempo Financial Holdings Corporation and KPMG LLP.

Mr. Cox will also serve on our Board as a member of the Board’s Audit and Nominating and Governance Committees.

Mr. Cox's compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, which was filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended March 31, 2026. In addition, the Company will enter into an indemnification agreement with Mr. Cox in connection with his appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

There is no arrangement or understanding pursuant to which Mr. Cox was appointed to the Board. There are no family relationships between Mr. Cox and any director or executive officer of the Company, and Mr. Cox has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD

On July 27, 2026, the Company issued a press release announcing the appointments described in item 5.02 hereof. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated July 27, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
July 27, 2026	By:	/s/ Mark A. Chiplock
Mark A. Chiplock
Executive Vice President, Chief Financial Officer